HASI SYB Trust 2015-1

Agreed-Upon Procedures

Report To:

Hannon Armstrong Capital LLC

14 September 2015

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hannon Armstrong Capital LLC

1906 Towne Centre Boulevard, Suite 370

Annapolis, Maryland 21401

Re:	HASI SYB Trust 2015-1
Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressee of this report (the “Specified Party”), solely to assist Hannon Armstrong Land Lease Holdings LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of rights to lease and royalty payments from large scale solar and wind renewable energy projects (the “Projects”) relating to the HASI SYB Trust 2015-1 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Party. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

A member firm of Ernst & Young Global Limited

For the purpose of the procedures described in this report, Hannon Armstrong Capital LLC (“Hannon Armstrong”), on behalf of the Depositor, provided us with the following information:

a.	An electronic data file and the corresponding record layout and decode information (the “Initial Data File”) that Hannon Armstrong, on behalf of the Depositor, indicated contains information on certain large scale solar and wind renewable energy projects (the “Initial Projects”) as of 30 April 2015 (the “Initial Cut-off Date”) which were expected to be representative of the Projects,

b.	An electronic data file and the corresponding record layout and decode information (the “Interim Data File”) that Hannon Armstrong, on behalf of the Depositor, indicated contains information on certain large scale solar and wind renewable energy projects (the “Interim Projects”) as of 30 June 2015 (the “Cut-off Date”) which were expected to be representative of the Projects,

c.	An electronic data file and the corresponding record layout and decode information (the “Final Data File,” together with the Initial Data File and the Interim Data File, the “Data Files”) that Hannon Armstrong, on behalf of the Depositor, indicated contains information on the Projects as of the Cut-off Date,

d.	A list of certain characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A,

e.	A list of the Recalculated Characteristics (as defined in Attachment A),

f.	A list of characteristics on the Data Files (the “Provided Characteristics,” together with the Compared Characteristics and Recalculated Characteristics, the “Project Characteristics”), which are listed on Exhibit 3 to Attachment A, on which Hannon Armstrong, on behalf of the Depositor, instructed us to perform no procedures,

g.	Imaged copies of:

i.	The executed agreement (the “Executed Agreement”),

ii.	The royalty acquisition agreement (the “Royalty Acquisition Agreement”),

iii.	Certain payment statements or invoices (the “Payment Statements”),

iv.	Certain printed screenshots from SNL Financial LC (the “SNL Screenshots”),

v.	Certain printed screenshots from American Wind Energy Association (the “AWEA Screenshots”) and

vi.	Certain printed screenshots from Moody’s Investor Service (the “Moody’s Screenshots,” together with the Executed Agreement, Royalty Acquisition Agreement, Payment Statements, SNL Screenshots and AWEA Screenshots, the “Source Documents”),

if applicable, relating to each of the Sample Initial Projects (as defined in Attachment A) and Interim Projects,

h.	A schedule (the “Wind Turbine Schedule,” together with the Source Documents, the “Sources”) that Hannon Armstrong, on behalf of the Depositor, indicated contains information corresponding to the number of wind turbines for certain of the Sample Initial Projects, Interim Projects and Projects,

i.	An electronic data file (the “Tax Payment Stream Data File”) that Hannon Armstrong, on behalf of the Depositor, indicated contains information corresponding to certain tax payments for certain Projects, as applicable,

j.	An electronic data file (the “Variable Rent Payment Stream Data File”) that Hannon Armstrong, on behalf of the Depositor, indicated contains information corresponding to the Monthly Variable Rent Payment Stream (as defined in Attachment A) for certain Projects, as applicable, and

k.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Data Files, Project Characteristics, Sources, Tax Payment Stream Data File, Variable Rent Payment Stream Data File and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any further procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Data Files. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the information on the Sources, Tax Payment Stream Data File, Variable Rent Payment Stream Data File, or any other information provided to us by Hannon Armstrong, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Initial Projects, Interim Projects or Projects, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Hannon Armstrong, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the Projects conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Projects,

iii.	Whether the originator of the Projects complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Projects that would be material to the likelihood that the issuer of any securities, notes, certificates or financial instruments will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Party and is not intended to be and should not be used by anyone other than the Specified Party. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as the Specified Party but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

14 September 2015

Attachment A Page 1 of 6

Procedures we performed and our associated findings

1.	As instructed by Hannon Armstrong, on behalf of the Depositor, we randomly selected a sample of:

a.	Five Initial Projects (the “Sample Highest NPV Amount Initial Projects”) from the 16 Initial Projects with the highest total NPV amount, as shown on the Initial Data File (the “Highest NPV Amount Initial Projects”) and

b.	Five Initial Projects (the “Sample Non-Highest NPV Amount Initial Projects,” together with the Sample Highest NPV Amount Initial Projects, the “Sample Initial Projects”) from the Initial Projects that are not Highest NPV Amount Initial Projects.

The Sample Initial Projects are identified on Exhibit 1 to Attachment A. For the purpose of this procedure, Hannon Armstrong, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they provided for the selection of the Sample Initial Projects from the Initial Projects on the Initial Data File.

2.	For each Sample Initial Project, we compared certain of the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Initial Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources indicated on Exhibit 2 to Attachment A that were provided by Hannon Armstrong, on behalf of the Depositor, subject to the instructions, qualifications and exceptions stated in the notes to Exhibit 2 to Attachment A and the succeeding paragraph of this Item 2.

The Source(s) that we were instructed by Hannon Armstrong, on behalf of the Depositor, to use for each Compared Characteristic are indicated on Exhibit 2 to Attachment A. Where more than one Source is listed for a Compared Characteristic, Hannon Armstrong, on behalf of the Depositor, instructed us to note agreement if the value on the Initial Data File for the Compared Characteristic agreed with the corresponding information on at least one of the Sources that are listed for such Compared Characteristic on Exhibit 2 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

3.	As instructed by Hannon Armstrong, on behalf of the Depositor, we adjusted the information on the Initial Data File for all the differences we noted in performing the procedures described in Item 2. above, and provided a list of such differences to Hannon Armstrong. The Initial Data File, as so adjusted, is hereinafter referred to as the “Updated Initial Data File.”

Attachment A Page 2 of 6

4.	Hannon Armstrong, on behalf of the Depositor, indicated that the following Compared Characteristics included on the Initial Data File were not included on the Interim Data File:

a.	Landowner,

b.	Rent schedule notes,

c.	Renewal,

d.	# of renewals and

e.	Years/renewal,

(the “Removed Compared Characteristics”) as indicated on Exhibit 2 to Attachment A.

Hannon Armstrong, on behalf of the Depositor, also indicated that the following Compared Characteristics included on the Interim Data File were not included on the Initial Data File:

a.	Project sponsor rating,

b.	Deal acquisition/royalty effective date and

c.	Lease expiration to COD or effective date,

(the “Added Compared Characteristics”) as indicated on Exhibit 2 to Attachment A.

5.	For each Sample Initial Project listed on Exhibit 1 to Attachment A, we compared the Removed Compared Characteristics, as shown on the Initial Data File, to the corresponding information on the Updated Initial Data File. Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

6.	For each project on the Initial Data File and Interim Data File, we compared the project name (the “Project Name”) on the Initial Data File to the corresponding Project Name on the Interim Data File and noted that:

a.	One of the Interim Projects included on the Interim Data File was not included on the Initial Data File (the “Added Interim Project”), which is identified on Exhibit 1 to Attachment A,

b.	Four of the Initial Projects included on the Initial Data File were not included on the Interim Data File (the “Removed Initial Projects”), which are identified on Exhibit 1 to Attachment A and

c.	None of the Removed Initial Projects were Sample Initial Projects.

7.	For each Interim Project on the Interim Data File, we compared the Compared Characteristics that are not Removed Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Interim Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources indicated on Exhibit 2 to Attachment A that were provided by Hannon Armstrong, on behalf of the Depositor, subject to the instructions, qualifications and exceptions stated in the notes to Exhibit 2 to Attachment A and the succeeding paragraphs of this Item 7.

The Source(s) that we were instructed by Hannon Armstrong, on behalf of the Depositor, to use for each Compared Characteristic are indicated on Exhibit 2 to Attachment A. Where more than one Source is listed for a Compared Characteristic, Hannon Armstrong, on behalf of the Depositor, instructed us to note agreement if the value on the Interim Data File for the Compared Characteristic agreed with the corresponding information on at least one of the Sources that are listed for such Compared Characteristic on Exhibit 2 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

Attachment A Page 3 of 6

7.	(continued)

For the purpose of this procedure, Hannon Armstrong, on behalf of the Depositor, instructed us to make the following replacements to references in the notes to Exhibit 2 to Attachment A:

a.	“Initial Project” with “Interim Project” and

b.	“Initial Data File” with “Interim Data File.”

8.	As instructed by Hannon Armstrong, on behalf of the Depositor, we adjusted the information on the Interim Data File for all the differences we noted in performing the procedures described in Item 7. above, and provided a list of such differences to Hannon Armstrong. The Interim Data File, as so adjusted, is hereinafter referred to as the “Updated Interim Data File.”

9.	For each project on the Interim Data File and Final Data File, we compared the Project Name on the Interim Data File to the corresponding Project Name on the Final Data File and noted that:

a.	All of the Projects included on the Final Data File were included on the Interim Data File,

b.	Two of the Interim Projects included on the Interim Data File were not included on the Final Data File (the “Additional Removed Interim Projects”), which are identified on Exhibit 1 to Attachment A and

c.	None of the Additional Removed Interim Projects were Sample Initial Projects.

10.	As instructed by Hannon Armstrong, on behalf of the Depositor, we deleted the Additional Removed Interim Projects from the Updated Interim Data File. The Updated Interim Data File, as adjusted, is hereinafter referred to as the “Updated Data File” and the projects on the Updated Data File are the Projects.

11.	Using information on the:

a.	Final Data File and

b.	Updated Data File,

for each Project, we compared the Compared Characteristics that are not Removed Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File. Except for the information shown on Exhibit 5 to Attachment A, all such compared information was in agreement

12.	Using:

a.	Information on the Final Data File and

b.	Certain additional instructions, assumptions and methodologies provided by Hannon Armstrong, on behalf of the Depositor, which are described in the succeeding paragraphs of this Item 12.,

we recalculated the:

i.	Initial term remaining (in years) and

ii.	PPA term remaining (in years)

(collectively, the “Term Information”) for each Project. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 4 of 6

12.	(continued)

For the purpose of comparing the initial term remaining (in years) for each Project, Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate initial term remaining (in years) by:

a.	Calculating the difference in days (assuming each year contains 360 days composed of twelve 30 day months) between the:

i.	Cut-off Date and

ii.	Lease expiration date (w/o extensions)/deal end date, as shown on the Final Data File,

b.	Dividing the result obtained in a. above by 360 and

c.	Rounding the result obtained in b. above to the first decimal (XX.X).

For the purpose of comparing the PPA term remaining (in years) for each Project (except for Projects with a PPA expiration date value of “merchant,” as shown on the Final Data File), Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the PPA term remaining (in years) by:

a.	Calculating the difference in days (assuming each year contains 360 days composed of twelve 30 day months) between the:

i.	Cut-off Date and

ii.	PPA expiration date, as shown on the Final Data File,

b.	Dividing the result obtained in a. above by 360 and

c.	Rounding the result obtained in b. above to the first decimal (XX.X).

We were instructed by Hannon Armstrong, on behalf of the Depositor, not to compare the PPA term remaining (in years) for Projects with a PPA expiration date value of “merchant,” as shown on the Final Data File. We performed no procedures to determine the accuracy, completeness or reasonableness of the information on the Final Data File for the PPA term remaining (in years) for the Projects identified in the preceding sentence.

13.	Using:

a.	Information on the Final Data File,

b.	Information on the Tax Payment Stream Data File,

c.	Information in the Executed Agreements,

d.	Information in the Payment Statements,

e.	Information on the Wind Turbine Schedule and

f.	Certain additional instructions, assumptions and methodologies provided by Hannon Armstrong, on behalf of the Depositor, which are described in the succeeding paragraphs of this Item 13.,

we recalculated the monthly fixed rent payment stream information (the “Monthly Fixed Rent Payment Stream”) for each Project. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 5 of 6

13.	(continued)

For the purpose of comparing the Monthly Fixed Rent Payment Stream for each Project, Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the Monthly Fixed Rent Payment Stream for each Project using the following methodology:

a.	Calculate the unadjusted monthly fixed rent payment stream information (the “Unadjusted Monthly Fixed Rent Payment Stream”) for each Project using:

i.	Information on the Final Data File,

ii.	Information in the Executed Agreement,

iii.	Information in the Payment Statement,

iv.	Information on the Wind Turbine Schedule and

v.	Certain additional instructions, assumptions and methodologies provided by Hannon Armstrong, on behalf of the Depositor, which are described in the succeeding paragraphs of this Item 13.a.

Hannon Armstrong, on behalf the Depositor, instructed us to use an assumed 2.00% for the consumer price index (“CPI”) for all future periods when the applicable Executed Agreement for the related Project indicated to increase the monthly fixed rent payment by CPI on each applicable payment date, if applicable.

Hannon Armstrong, on behalf of the Depositor, instructed us that for the Projects identified as:

i.	Maple Ridge 1,

ii.	Wapsipinicon Wind Project,

iii.	Somerset Windpower,

iv.	Top Crop,

v.	Airtricity Roscoe Wind Farm (Etheredge),

vi.	Aragonne Wind and

vii.	Fenner Wind,

the information on the Payment Statement supersedes the information shown on the Executed Agreement. We performed no procedures to reconcile any differences that may exist between the Payment Statement and the Executed Agreement for the Monthly Fixed Rent Payment Stream information.

b.	For the Project identified as “Langford Wind Power Project,” multiply the Unadjusted Monthly Fixed Rent Payment Stream by 1/7, which Hannon Armstrong indicated is the effective interest acquired in the Project by Hannon Armstrong.

c.	For Projects included on the Tax Payment Stream Data File, subtract the tax payments, as shown on the Tax Payment Stream Data File, from the related Unadjusted Monthly Fixed Rent Payment Stream.

The Unadjusted Monthly Fixed Rent Payment Stream information as adjusted in Items 13.b. and 13.c. above are the Monthly Fixed Rent Payment Streams for the related Projects. For all other Projects, the Unadjusted Monthly Fixed Rent Payment Stream is the Monthly Fixed Rent Payment Stream for the related Project.

Attachment A Page 6 of 6

13.	(continued)

For the purpose of comparing the Monthly Fixed Rent Payment Stream for each Project, Hannon Armstrong, on behalf of the Depositor, instructed us to ignore differences of +/- 6% of the Final Data File value or less in any month.

For the Projects identified as:

a.	Somerset Windpower,

b.	Airtricity Roscoe Wind Farm (Etheredge),

c.	Langford Wind Power Project and

d.	Aragonne Wind,

the differences between the Monthly Fixed Rent Payment Stream, as recalculated above, and the Monthly Fixed Rent Payment Stream, as shown on the Final Data File, are shown on Exhibit 6 to Attachment A.

14.	Using information on the:

a.	Variable Rent Payment Stream Data File and

b.	Final Data File,

for each Project on the Final Data File, we compared the related monthly variable rent payment stream information (the “Monthly Variable Rent Payment Stream”), as shown on the Final Data File, to the corresponding information on the Variable Rent Payment Stream Data File and found such information to be in agreement.

15.	Using:

a.	Information on the Final Data File and

b.	Certain additional instructions, assumptions and methodologies provided by Hannon Armstrong, on behalf of the Depositor, which are described in the succeeding paragraph of this Item 15.,

we recalculated the:

i.	Total rent payments,

ii.	First year rent payments,

iii.	Fixed rent net present value,

iv.	Variable rent net present value,

v.	Total payments remaining as of the Cut-off Date and

vi.	Total net present value

(collectively, the “Rent Payment Stream Information,” together with the Term Information, Monthly Fixed Rent Payment Stream and Monthly Variable Rent Payment Stream, the “Recalculated Characteristics”) for each Project. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of recalculating the Rent Payment Stream Information, Hannon Armstrong, on behalf of the Depositor, instructed us to:

a.	Divide the result of our recalculated Rent Payment Stream Information by $1,000 and

b.	Assume a discount rate of 6.00% for the net present value recalculations described above in this Item 15.

Exhibit 1 to Attachment A

Projects

Project Name	Sample Initial Project	Added Interim Project	Removed Initial Project	Additional Removed Interim Project
Campo Verde
Solar Gen 2	X
California Valley Solar Ranch	X
Red Mesa
Oak Creek Phase 2	X
Oak Creek – On Wind	X
Willow Creek Windpower (Cullen)				X
Willow Creek Windpower (Zoller)				X
Cedar Creek 2
Callahan Divide (Beaird)
Shiloh Wind Project 2
Noble Chateaugay Windpark
Sweetwater 2 (Smith)	X
Shiloh 1 (Zadwick)
Noble Clinton Windpark 1
Callahan Divide
Sweetwater Wind 1
Sweetwater Wind 2 (White)
Maple Ridge 1A
Milford Wind Corridor Phase I
Hawaii Solar
Leaning Juniper Wind Power II
Wapsipinicon Wind Project
Criterion
Maple Ridge 1
Inadale Project (Williams)
Somerset Windpower
Airtricity Roscoe Wind Farm (Cliff)
Noble Chateauguay Windpark (LaVoie)
Airtricity Roscoe Wind Farm II (Powers)
Airtricity Roscoe Wind Farm II (Bowen)
Noble Chateauguay (Alonso)
Top Crop	X
Airtricity Roscoe Wind Farm (Judy)
Shiloh 1 Wind Project (RJW)
Shiloh 1 Wind Project
Whispering Willow
Champion Wind Farm
Green Field Wind Farm (Guelig)
Noble Ellenburg
Nobles
Noble Bliss

Exhibit 1 to Attachment A

Project Name	Sample Initial Project	Added Interim Project	Removed Initial Project	Additional Removed Interim Project
MinnDakota
Inadale Wind Farm (Jones)
Airtricity Roscoe Wind Farm (Etheredge)
Cedar Creek 2 (Block)
Noble Altona
Blue Sky Wind Farm (Drendel)
Noble Clinton (Boadway)
Pioneer Grove
Storm Lake 2
Langford Wind Power Project
Noble Wethersfield
Cerro Gordo Wind Farm
Noble Bliss Windpark (Geising)
Noble Wethersfield Windpark (Walton)	X
Loraine Windpark Project
Aragonne Wind	X
Fenner Wind
Noble Clinton Windpark (Montgomery)
Northstar
Lost Hills Solar & Blackwell
Farmersville 123
Tulare 12
Hanford 12
Porterville 67
TA High Desert	X
Kansas South
Victor Phelan Solar One
Gillespie 1
Rio Grande
Rosamond One	X
Rosamond Two
Columbia 3
Adams East
Kansas
Kent South
Camelot
Columbia 2
Maricopa West			X
Scatec			X
Tranquility			X
Henrietta			X
Searchlight		X

Exhibit 2 to Attachment A

Compared Characteristics and Sources

Compared Characteristics included on the Initial Data File and the Interim Data File:

Compared Characteristic	Source(s)		Note(s)
Project name	Executed Agreement or Royalty Acquisition Agreement		i.

Project type	Executed Agreement or Royalty Acquisition Agreement

Project capacity (MWs)	(a) (b)	SNL Screenshot or SNL Screenshot, Wind Turbine Schedule and recalculation	ii., iii., iv., v.

Location	Executed Agreement or Royalty Acquisition Agreement

Project sponsor	SNL Screenshot or AWEA Screenshot		vi., vii.

PPA off taker	SNL Screenshot		viii., ix.

Fixed/variable/both	Executed Agreement or Royalty Acquisition Agreement

Effective date	Executed Agreement		x.

Project COD	SNL Screenshot or Executed Agreement		xi.

Initial lease term (in years)	(a) (b)	Executed Agreement or Executed Agreement, Royalty Acquisition Agreement and recalculation	xii., xiii.

Lease expiration date (w/o extensions)/deal end date	(a) (b) (c)	Executed Agreement or Royalty Acquisition Agreement, Executed Agreement and recalculation or Executed Agreement, SNL Screenshot and recalculation	xiv., xv., xvi., xvii., xviii.

PPA off taker credit rating	Moody’s Screenshot or SNL Screenshot		xix., xx.

PPA expiration date	(a) (b)	SNL Screenshot or SNL Screenshot, Executed Agreement and recalculation	xxi., xxii., xxiii.

Exhibit 2 to Attachment A

The Removed Compared Characteristics:

Compared Characteristic	Source(s)	Note(s)
Landowner	Executed Agreement or Royalty Acquisition Agreement

Rent schedule notes	Executed Agreement or Royalty Acquisition Agreement

Renewal	Executed Agreement or Royalty Acquisition Agreement

# of renewals	Executed Agreement or Royalty Acquisition Agreement

Years/renewal	Executed Agreement or Royalty Acquisition Agreement

The Added Compared Characteristics:

Compared Characteristic	Source(s)	Note(s)
Project sponsor rating	Moody’s Screenshot or SNL Screenshot

Deal acquisition/royalty effective date	Royalty Acquisition Agreement	xxiv.

Lease expiration to COD or effective date	Executed Agreement	xxv., xxvi.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the project capacity (MWs) Compared Characteristic for Initial Projects with a project type value of “solar,” as shown on the Initial Data File (except for the Initial Project identified as “Hawaii Solar”), Hannon Armstrong, on behalf of the Depositor, instructed us to use the SNL Screenshot as the Source.

Exhibit 2 to Attachment A

Notes: (continued)

iii.	For the purpose of comparing the project capacity (MWs) Compared Characteristic for Initial Projects with a project type value of “wind,” as shown on the Initial Data File (except for the Initial Projects identified as “Langford Wind Power Project” and “Loraine Windpark Project”), Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the project capacity (MWs) by:

a.	Dividing the:

(i)	Nameplate capacity (MW) by

(ii)	Number of wind turbines,

both as shown on the SNL Screenshot,

b.	Multiplying the result obtained in a. above by the number of wind turbines, as shown on the Wind Turbine Schedule, and

c.	Rounding the result obtained in b. above to the second decimal (XX.XX).

iv.	For the purpose of comparing the project capacity (MWs) Compared Characteristic for the Initial Project identified as “Langford Wind Power Project,” Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the project capacity (MWs) by:

a.	Dividing the:

(i)	Nameplate capacity (MW) by

(ii)	Number of wind turbines,

both as shown on the SNL Screenshot,

b.	Multiplying the result obtained in a. above by 1/7,

c.	Multiplying the result obtained in b. above by the number of wind turbines, as shown on the Wind Turbine Schedule, and

d.	Rounding the result obtained in c. above to the second decimal (XX.XX).

v.	We were instructed by Hannon Armstrong, on behalf of the Depositor, not to compare the project capacity (MWs) Compared Characteristic for the Initial Projects identified as “Hawaii Solar” and “Loraine Windpark Project.” We performed no procedures to determine the accuracy, completeness or reasonableness of the information on the Initial Data File for the Compared Characteristic described in the preceding sentence for the Initial Projects identified in the preceding sentence.

vi.	For the purpose of comparing the project sponsor Compared Characteristic for each Initial Project (except for the Initial Project identified as “Hawaii Solar”), Hannon Armstrong, on behalf of the Depositor, instructed us to use the SNL Screenshot or AWEA Screenshot as the Source.

Additionally, for the purpose of comparing the project sponsor Compared Characteristic, Hannon Armstrong, on behalf of the Depositor, instructed us to ignore differences due to abbreviations and truncations.

Exhibit 2 to Attachment A

Notes: (continued)

vii.	For the Initial Project identified as “Hawaii Solar,” Hannon Armstrong, on behalf of the Depositor, was not able to provide us with the applicable Sources for the project sponsor Compared Characteristic and we were unable to perform the comparison procedures described in this report for the corresponding information on the Initial Data File.

viii.	For the purpose of comparing the PPA off taker Compared Characteristic for each Initial Project (except for Initial Projects with a PPA off taker value of “merchant,” as shown on the Initial Data File), Hannon Armstrong, on behalf of the Depositor, instructed us to use the SNL Screenshot as the Source.

Additionally, for the purpose of comparing the PPA off taker Compared Characteristic, Hannon Armstrong, on behalf of the Depositor, instructed us to ignore differences due to abbreviations and truncations.

ix.	We were instructed by Hannon Armstrong, on behalf of the Depositor, not to compare the PPA off taker Compared Characteristic for Initial Projects with a PPA off taker value of “merchant,” as shown on the Initial Data File. We performed no procedures to determine the accuracy, completeness or reasonableness of the information on the Initial Data File for the Compared Characteristic described in the preceding sentence for the Initial Projects identified in the preceding sentence.

x.	For the purpose of comparing the effective date Compared Characteristic for each Initial Project on the Initial Data File, Hannon Armstrong, on behalf of the Depositor, instructed us to note agreement if the month and year of the effective date, as shown on the Executed Agreement, agreed with the month and year of the effective date, as shown on the Initial Data File.

xi.	For the purpose of comparing the project COD Compared Characteristic for each Initial Project on the Initial Data File, Hannon Armstrong, on behalf of the Depositor, instructed us to note agreement if the month and year of the project COD, as shown on the applicable Source, agreed with the month and year of the project COD, as shown on the Initial Data File.

xii.	For the purpose of comparing the initial lease term (in years) Compared Characteristic for Initial Projects with a lease expiration to COD or effective date value of “N/A,” as shown on the applicable Source, Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the initial lease term (in years) as:

a.	The difference in days (assuming each year contains 360 days composed of twelve 30 day months) between the:

(i)	Effective date and

(ii)	Lease expiration date (w/o extensions)/deal end date,

both as shown on the applicable Source,

b.	Dividing result obtained in a. above by 360 and

c.	Rounding the result obtained in b. above to the first decimal (XX.X).

Exhibit 2 to Attachment A

Notes: (continued)

xiii.	For the purpose of comparing the initial lease term (in years) Compared Characteristic for Initial Projects with a lease expiration to COD or effective date value of other than “N/A,” as shown on the applicable Source, Hannon Armstrong, on behalf of the Depositor, instructed us to use the Executed Agreement as the Source.

xiv.	For the purpose of comparing the lease expiration date (w/o extensions)/deal end date Compared Characteristic for Initial Projects with a lease expiration to COD or effective date value of “N/A,” as shown on the applicable Source (except for the Initial Projects identified as “Pioneer Grove” and “Storm Lake 2”), Hannon Armstrong, on behalf of the Depositor, instructed us to use the Executed Agreement or Royalty Acquisition Agreement as the Source.

xv.	For the purpose of comparing the lease expiration date (w/o extensions)/deal end date Compared Characteristic for the Initial Projects identified as “Pioneer Grove” and “Storm Lake 2,” we noted the applicable Source indicated a lease expiration date (w/o extensions)/deal end date value of “indefinite.” Hannon Armstrong has stated that they used a value of “5/1/2045” in the Initial Data File instead of showing an “indefinite” value. We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by Hannon Armstrong.

xvi.	For the purpose of comparing the lease expiration date (w/o extensions)/deal end date Compared Characteristic for Initial Projects with a lease expiration to COD or effective date value of “effective date,” as shown on the applicable Source and for Initial Projects identified as “Somerset Windpower” and “Fenner Wind,” Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the lease expiration date (w/o extensions)/deal end date by adding the:

a.	Initial lease term (in years) to

b.	Effective date,

both as shown on the Executed Agreement.

xvii.	For the purpose of comparing the lease expiration date (w/o extensions)/deal end date Compared Characteristic for Initial Projects with a lease expiration to COD or effective date value of “COD,” as shown on the applicable Source, Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the lease expiration date (w/o extensions)/deal end date by adding the:

a.	Initial lease term (in years), as shown on the Executed Agreement, to

b.	Project COD, as shown on the applicable Source.

Exhibit 2 to Attachment A

Notes: (continued)

xviii.	For the purpose of comparing the lease expiration date (w/o extensions)/deal end date Compared Characteristic for each Initial Project on the Initial Data File, Hannon Armstrong, on behalf of the Depositor, instructed us to note agreement if the month and year of the lease expiration date (w/o extensions)/deal end date, as shown on the applicable Source or as recalculated herein, agreed with the month and year of the lease expiration date (w/o extensions)/deal end date, as shown on the Initial Data File.

xix.	For the purpose of comparing the PPA off taker credit rating Compared Characteristic for each Initial Project (except for Initial Projects with a PPA off taker credit rating value of “merchant,” as shown on the Initial Data File), Hannon Armstrong, on behalf of the Depositor, instructed us to use the Moody’s Screenshot or SNL Screenshot as the Source.

xx.	We were instructed by Hannon Armstrong, on behalf of the Depositor, not to compare the PPA off taker credit rating Compared Characteristic for Initial Projects with a PPA off taker credit rating value of “merchant,” as shown on the Initial Data File. We performed no procedures to determine the accuracy, completeness or reasonableness of the information on the Initial Data File for the Compared Characteristic described in the preceding sentence for the Initial Projects identified in the preceding sentence.

xxi.	For the purpose of comparing the PPA expiration date Compared Characteristic for each Initial Project (except for Initial Projects with a PPA expiration date value of “merchant,” as shown on the Initial Data File and for the Initial Projects identified as “Rio Grande” and “Rosamond Two”), Hannon Armstrong, on behalf of the Depositor, instructed us to use the SNL Screenshot as the Source.

xxii.	We were instructed by Hannon Armstrong, on behalf of the Depositor, not to compare the PPA expiration date Compared Characteristic for Initial Projects with a PPA expiration date value of “merchant,” as shown on the Initial Data File. We performed no procedures to determine the accuracy, completeness or reasonableness of the information on the Initial Data File for the Compared Characteristic described in the preceding sentence for the Initial Projects identified in the preceding sentence.

xxiii.	For the purpose of comparing the PPA expiration date Compared Characteristic for the Initial Projects identified as “Rio Grande” and “Rosamond Two,” Hannon Armstrong, on behalf of the Depositor, instructed us to recalculate the PPA expiration date by adding the:

a.	PPA contract term (in years), as shown on the SNL Screenshot, to

b.	Project COD, as shown on the applicable Source.

Exhibit 2 to Attachment A

Notes: (continued)

xxiv.	For the purpose of comparing the deal acquisition/royalty effective date Compared Characteristic for each Interim Project on the Interim Data File, Hannon Armstrong, on behalf of the Depositor, instructed us to note agreement if the month and year of the deal acquisition/royalty effective date, as shown on the Royalty Acquisition Agreement, agreed with the month and year of the deal acquisition/royalty effective date, as shown on the Interim Data File.

xxv.	For the purpose of comparing the lease expiration to COD or effective date Compared Characteristic for Interim Projects with a lease expiration to COD or effective date value of “effective date” or “COD,” as shown on the Interim Data File, Hannon Armstrong, on behalf of the Depositor, instructed us to use the Executed Agreement as the Source.

xxvi.	We were instructed by Hannon Armstrong, on behalf of the Depositor, not to compare the lease expiration to COD or effective date Compared Characteristic for Interim Projects with a lease expiration to COD or effective date value of “N/A,” as shown on the Interim Data File. We performed no procedures to determine the accuracy, completeness or reasonableness of the information on the Interim Data File for the Compared Characteristic described in the preceding sentence for the Interim Projects identified in the preceding sentence.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Hannon Armstrong, on behalf of the Depositor, that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Provided Characteristic
Fixed rent total
Contracted rent payments total
Total merchant rent total
2015 contracted power price
2015 merchant price

Note:    We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Characteristics.

Exhibit 4 to Attachment A

Removed Compared Characteristic Differences

Project Name	Removed Compared Characteristic	Initial Data File Value	Updated Initial Data File Value
Oak Creek Phase 2	Renewal	Y	N
	# of renewals	1	0
	Years/renewal	10	0

Top Crop	Rent schedule notes	$4.3K, $3.5K per MW, (1.2 MWs)	$5.25K, $3.5K per MW, (1.5 MWs)

Noble Wethersfield	# of renewals	2	1
	Years/renewal	20,30	30

Rosamond One	# of renewals	3	2

Exhibit 5 to Attachment A

Compared Characteristic Differences

Project Name	Compared Characteristic	Final Data File Value	Updated Data File Value
Pioneer Grove	Lease expiration date (w/o extensions)/deal end date	5/1/2045	Indefinite

Storm Lake 2	Lease expiration date (w/o extensions)/deal end date	5/1/2045	Indefinite

Somerset Windpower	Lease expiration to COD or effective date	Effective date	Option notice

Fenner Wind	Lease expiration to COD or effective date	Effective date	Option notice

Exhibit 6 to Attachment A

Monthly Fixed Rent Payment Stream Differences

Somerset Windpower:

Period	Final Data File Fixed Rent Payment Stream	Recalculated Monthly Fixed Rent Payment Stream	Monthly Fixed Rent Payment Stream Difference
7/31/2015	3,495.56	3,505.00	-9.44
10/31/2015	3,495.56	3,505.00	-9.44
1/31/2016	5,302.12	3,575.10	1,727.02
4/30/2016	3,495.56	3,575.10	-79.54
7/31/2016	3,495.56	3,575.10	-79.54
10/31/2016	3,495.56	3,575.10	-79.54
1/31/2017	5,617.89	3,646.60	1,971.29
4/30/2017	4,194.68	3,646.60	548.08
7/31/2017	4,194.68	3,646.60	548.08
10/31/2017	4,194.68	3,646.60	548.08
1/31/2018	3,842.65	3,719.54	123.11
4/30/2018	4,194.68	3,719.54	475.14
7/31/2018	4,194.68	3,719.54	475.14
10/31/2018	4,194.68	3,719.54	475.14
1/31/2019	4,171.18	3,793.93	377.25
4/30/2019	4,194.68	3,793.93	400.75
7/31/2019	4,194.68	3,793.93	400.75
10/31/2019	4,194.68	3,793.93	400.75
1/31/2020	4,506.28	3,869.81	636.47
4/30/2020	4,194.68	3,869.81	324.87
7/31/2020	4,194.68	3,869.81	324.87
10/31/2020	4,194.68	3,869.81	324.87
1/31/2021	4,848.09	3,947.20	900.89
4/30/2021	4,194.68	3,947.20	247.48
7/31/2021	4,194.68	3,947.20	247.48
10/31/2021	4,194.68	3,947.20	247.48
1/31/2022	5,196.73	4,026.15	1,170.58
4/30/2022	5,123.38	4,026.15	1,097.23
7/31/2022	5,123.38	4,026.15	1,097.23
10/31/2022	5,123.38	4,026.15	1,097.23
1/31/2023	2,766.24	4,106.67	-1,340.43
4/30/2023	5,216.05	4,106.67	1,109.38
7/31/2023	5,216.05	4,106.67	1,109.38
10/31/2023	5,216.05	4,106.67	1,109.38
1/31/2024	2,850.97	4,188.80	-1,337.83
4/30/2024	5,310.57	4,188.80	1,121.77

Exhibit 6 to Attachment A

Period	Final Data File Fixed Rent Payment Stream	Recalculated Monthly Fixed Rent Payment Stream	Monthly Fixed Rent Payment Stream Difference
7/31/2024	5,310.57	4,188.80	1,121.77
10/31/2024	5,310.57	4,188.80	1,121.77
1/31/2025	2,937.39	4,272.58	-1,335.19
4/30/2025	5,406.98	4,272.58	1,134.40

Note: Each value in the “monthly fixed rent payment steam difference” column in the table above was calculated by subtracting the related “recalculated monthly fixed rent payment stream” value from the related “Final Data File monthly fixed rent payment stream” value for the indicated period.

Exhibit 6 to Attachment A

Airtricity Roscoe Wind Farm (Etheredge):

Period	Final Data File Fixed Rent Payment Stream	Recalculated Monthly Fixed Rent Payment Stream	Monthly Fixed Rent Payment Stream Difference
9/30/2017	7,600.00	6,800.00	800.00
9/30/2018	7,600.00	6,800.00	800.00
9/30/2019	7,600.00	6,800.00	800.00
9/30/2020	7,600.00	6,800.00	800.00
9/30/2021	7,600.00	6,800.00	800.00
9/30/2022	8,400.00	6,800.00	1,600.00
9/30/2023	8,400.00	6,800.00	1,600.00
9/30/2024	8,400.00	6,800.00	1,600.00
9/30/2025	8,400.00	6,800.00	1,600.00
9/30/2026	8,400.00	6,800.00	1,600.00
9/30/2027	9,200.00	6,800.00	2,400.00
9/30/2028	9,200.00	6,800.00	2,400.00
9/30/2029	9,200.00	6,800.00	2,400.00
9/30/2030	9,200.00	6,800.00	2,400.00
9/30/2031	9,200.00	6,800.00	2,400.00
9/30/2032	10,000.00	6,800.00	3,200.00
9/30/2033	10,000.00	6,800.00	3,200.00

Note: Each value in the “monthly fixed rent payment steam difference” column in the table above was calculated by subtracting the related “recalculated monthly fixed rent payment stream” value from the related “Final Data File monthly fixed rent payment stream” value for the indicated period.

Exhibit 6 to Attachment A

Langford Wind Power Project:

Period	Final Data File Fixed Rent Payment Stream	Recalculated Monthly Fixed Rent Payment Stream	Monthly Fixed Rent Payment Stream Difference
6/30/2015	667.19	0.00	667.19
12/31/2015	0.00	1,428.57	-1,428.57
5/31/2016	782.88	0.00	782.88
6/30/2016	645.69	0.00	645.69
12/31/2016	0.00	1,428.57	-1,428.57
5/31/2017	803.18	0.00	803.18
6/30/2017	625.39	0.00	625.39
12/31/2017	0.00	1,428.57	-1,428.57
5/31/2018	824.68	0.00	824.68
6/30/2018	603.89	0.00	603.89
12/31/2018	0.00	1,428.57	-1,428.57
5/31/2019	844.99	0.00	844.99
6/30/2019	583.58	0.00	583.58
12/31/2019	0.00	1,428.57	-1,428.57
5/31/2020	973.46	0.00	973.46
6/30/2020	669.40	0.00	669.40
12/31/2020	0.00	1,642.86	-1,642.86
5/31/2021	996.30	0.00	996.30
6/30/2021	646.56	0.00	646.56
12/31/2021	0.00	1,642.86	-1,642.86
5/31/2022	1,019.15	0.00	1,019.15
6/30/2022	623.71	0.00	623.71
12/31/2022	0.00	1,642.86	-1,642.86
5/31/2023	1,041.99	0.00	1,041.99
6/30/2023	600.87	0.00	600.87
12/31/2023	0.00	1,642.86	-1,642.86
5/31/2024	1,064.83	0.00	1,064.83
6/30/2024	578.02	0.00	578.02
12/31/2024	0.00	1,642.86	-1,642.86
5/31/2025	1,087.68	0.00	1,087.68
6/30/2025	555.18	0.00	555.18
12/31/2025	0.00	1,642.86	-1,642.86
5/31/2026	1,110.52	0.00	1,110.52
6/30/2026	532.34	0.00	532.34
12/31/2026	0.00	1,642.86	-1,642.86
5/31/2027	1,133.36	0.00	1,133.36
6/30/2027	509.49	0.00	509.49

Exhibit 6 to Attachment A

Period	Final Data File Fixed Rent Payment Stream	Recalculated Monthly Fixed Rent Payment Stream	Monthly Fixed Rent Payment Stream Difference
12/31/2027	0.00	1,642.86	-1,642.86
5/31/2028	1,156.21	0.00	1,156.21
6/30/2028	486.65	0.00	486.65
12/31/2028	0.00	1,642.86	-1,642.86
5/31/2029	1,179.05	0.00	1,179.05
6/30/2029	463.80	0.00	463.80
12/31/2029	0.00	1,642.86	-1,642.86

Note: Each value in the “monthly fixed rent payment steam difference” column in the table above was calculated by subtracting the related “recalculated monthly fixed rent payment stream” value from the related “Final Data File monthly fixed rent payment stream” value for the indicated period.

Exhibit 6 to Attachment A

Aragonne Wind:

Period	Final Data File Fixed Rent Payment Stream	Recalculated Monthly Fixed Rent Payment Stream	Monthly Fixed Rent Payment Stream Difference
7/31/2015	1,467.62	2,343.32	-875.70
10/31/2015	784.71	0.00	784.71
7/31/2016	1,467.62	2,390.19	-922.57
10/31/2016	829.75	0.00	829.75
7/31/2017	1,467.62	2,437.99	-970.37
10/31/2017	875.70	0.00	875.70
7/31/2018	1,467.62	2,486.75	-1,019.13
10/31/2018	905.23	0.00	905.23
1/31/2019	17.34	0.00	17.34
7/31/2019	1,467.62	2,536.48	-1,068.86
10/31/2019	905.23	0.00	905.23
1/31/2020	65.14	0.00	65.14
7/31/2020	1,467.62	2,587.21	-1,119.59
10/31/2020	905.23	0.00	905.23
1/31/2021	113.90	0.00	113.90
7/31/2021	1,467.62	2,638.96	-1,171.34
10/31/2021	905.23	0.00	905.23
1/31/2022	163.63	0.00	163.63
7/31/2022	1,467.62	2,691.74	-1,224.12
10/31/2022	905.23	0.00	905.23
1/31/2023	214.36	0.00	214.36
7/31/2023	1,467.62	2,745.57	-1,277.95
10/31/2023	905.23	0.00	905.23
1/31/2024	266.11	0.00	266.11
7/31/2024	1,467.62	2,800.48	-1,332.86
10/31/2024	905.23	0.00	905.23
1/31/2025	318.89	0.00	318.89
7/31/2025	1,467.62	2,856.49	-1,388.87
10/31/2025	905.23	0.00	905.23
1/31/2026	372.72	0.00	372.72
7/31/2026	1,467.62	2,913.62	-1,446.00
10/31/2026	905.23	0.00	905.23
1/31/2027	427.63	0.00	427.63
7/31/2027	1,395.79	2,971.89	-1,576.10
10/31/2027	860.92	0.00	860.92
1/31/2028	599.78	0.00	599.78
7/31/2028	1,421.26	3,031.33	-1,610.07

Exhibit 6 to Attachment A

Period	Final Data File Fixed Rent Payment Stream	Recalculated Monthly Fixed Rent Payment Stream	Monthly Fixed Rent Payment Stream Difference
10/31/2028	876.64	0.00	876.64
1/31/2029	615.72	0.00	615.72
7/31/2029	1,447.25	3,091.96	-1,644.71
10/31/2029	892.67	0.00	892.67
1/31/2030	631.98	0.00	631.98
7/31/2030	1,473.75	3,153.80	-1,680.05
10/31/2030	909.01	0.00	909.01
1/31/2031	648.57	0.00	648.57
7/31/2031	1,503.23	3,216.87	-1,713.64
10/31/2031	927.19	0.00	927.19
1/31/2032	661.54	0.00	661.54
7/31/2032	1,533.29	3,281.21	-1,747.92
10/31/2032	945.74	0.00	945.74
1/31/2033	674.77	0.00	674.77
7/31/2033	1,563.96	3,346.84	-1,782.88
10/31/2033	964.65	0.00	964.65
1/31/2034	688.27	0.00	688.27
7/31/2034	1,595.24	3,413.77	-1,818.53
10/31/2034	983.95	0.00	983.95
1/31/2035	702.03	0.00	702.03
7/31/2035	0.00	3,482.05	-3,482.05

Note: Each value in the “monthly fixed rent payment steam difference” column in the table above was calculated by subtracting the related “recalculated monthly fixed rent payment stream” value from the related “Final Data File monthly fixed rent payment stream” value for the indicated period.